                                                                    EXHIBIT 10.4

                               INDEMNITY AGREEMENT

          This INDEMNITY AGREEMENT is dated as of December 20, 2002 by and among Brickman Group Holdings, Inc., a Delaware corporation (the "Company"), The Brickman Group, Ltd., a Delaware corporation ("Brickman Ltd."), and the direct and indirect stockholders of Brickman Ltd. listed on Exhibit A hereto (the "Brickman Investors").

                                   BACKGROUND

          A. The Brickman Investors own 245,252 shares of Brickman Ltd. Series A Preferred Stock, par value $.01 (the "Brickman Preferred Stock"), which ownership is set forth in greater detail on Exhibit A hereto.

          B. The Brickman Investors desire to contribute to the Company, and the Company desires to acquire from the Brickman Investors, the Brickman Preferred Stock in exchange for shares of the Company's Class A Common Stock, upon the terms and subject to the conditions set forth in the Recapitalization Agreement dated as of December 20, 2002 by and among the Company, Brickman Ltd., the Brickman Investors and other shareholders of Brickman Ltd. (the "Recapitalization Agreement").

          C. The exchange of Brickman Preferred Stock for shares of the Company's Class A Common Stock is intended to qualify as a tax-free exchange under Section 351 of the Internal Revenue of 1986, as amended (the "Code").

          D. The parties hereto desire to provide further assurance that the Brickman Investors will not incur income tax costs in connection with the exchange of Brickman Preferred Stock for shares of the Company's Class A Common Stock pursuant to the Recapitalization Agreement.

     Accordingly, intending to be legally bound, the parties hereto hereby agree as follow:

     (a) Indemnification. Brickman Ltd. and the Company jointly and severally shall indemnify and hold harmless, on an after-tax basis, the Brickman Investors against any federal, state or local income taxes, any related interest costs and penalties and any reasonable related out-of-pocket costs (including professional fees), in each case arising from any assertion by the Internal Revenue Service or other tax authority that the Brickman Investors are required to recognize income or gain for federal, state or local income tax purposes in connection with the exchange of Brickman Preferred Stock for shares of the Company's Class A Common Stock pursuant to the Recapitalization Agreement (the "Losses"); provided that neither the Company nor Brickman Ltd. shall have any obligation to make any payment under this section (a) to the extent that such payment is prohibited under the terms of the Credit Agreement (as defined below). As a condition of such person's indemnification under this provision, each Brickman Investor hereby agrees to promptly notify Brickman Ltd. of any claim that is asserted against such person after such person has obtained actual knowledge of such claim and shall afford Brickman Ltd. the opportunity to control the defense of such claim at Brickman Ltd.'s sole cost and expense. No settlement shall be entered into or admission of liability made with respect to any such claims without Brickman Ltd.'s prior written consent (such consent not to be unreasonably withheld).

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     (b)  Contribution. If any Brickman Investor receives a payment under this
Indemnity Agreement in excess of such Brickman Investor's Pro Rata Share of the aggregate payments made to all Brickman Investors under this Indemnity Agreement, then such Brickman Investor shall contribute such excess to the other Brickman Investors pro rata based on the excess, if any, of (i) such other Brickman Investor's Pro Rata Share of the aggregate payments made to all Brickman Investors under this Indemnity Agreement, over (ii) the payments made to such other Brickman Investor under this Indemnity Agreement. For purposes of this section (b), a Brickman Investor's "Pro Rata Share" means a fraction, the numerator of which is the amount of Losses incurred by such Brickman Investor and the denominator of which is the aggregate amount of Losses incurred by all Brickman Investors.

     (c) No Third-Party Beneficiaries. This Agreement is for the sole benefit of the Brickman Investors and nothing herein expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such assigns, any legal or equitable rights hereunder.

     (d) Consent to Jurisdiction. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of (i) the state courts of the Commonwealth of Pennsylvania, Bucks County, and (ii) the United States District Court for the Eastern District of Pennsylvania, for the purposes of any suit, action or other proceeding arising out of this Agreement or any transactions contemplated hereby.

     (e) Action or Inaction Inconsistent with the Tax-Free Exchange. Each of the parties hereto agrees that, unless otherwise required by law, it shall not, nor shall any of its affiliates, take any position on any tax return or for any other tax purpose that is inconsistent with the treatment of the exchange as a tax-free exchange under Section 351 of the Code (and any applicable provision of state, local or non-U.S. law).

     (f) No Double Recovery. No provision of this Agreement shall be construed to provide an indemnity or other recovery for any interest costs, penalties, or other amounts to the extent the Brickman Investors have been compensated under any other agreement or action at law or equity.

     (g) Subordination. The holders of the 11 3/4% Senior Subordinated Notes due 2009 of Brickman Ltd. (the "Notes") and the lenders (the "Lenders") party to that certain Credit Agreement, dated as of December 20, 2002, by and among Brickman Ltd., the guarantors party thereto, the Lenders and Antares Capital Corporation, as agent (the "Credit Agreement") will be entitled to receive payment in full in cash of all amounts due on or in respect of all the Notes and the Credit Agreement, as applicable, before the Brickman Investors will be entitled to receive any payment from Brickman Ltd. under section (a) above in the event of any distribution to creditors of Brickman Ltd.:

          (i) in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to Brickman Ltd. or to its creditors, as such, or to its assets;

          (ii)    in a liquidation, dissolution or other winding-up of Brickman
                  Ltd.;

          (iii)   in an assignment for the benefit of creditors; or

          (iv)    in any marshalling of assets or liabilities of Brickman Ltd.

     (h) Waiver. Waiver of any term or condition of this Agreement by any party shall be effective if in writing and shall not be construed as a waiver of any subsequent breach or failure of the same term or condition, or a waiver of any other term of this Agreement. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

     (i) Counterparts. This Agreement may be executed in any number of counterparts (including by means of facsimile), all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to the other parties.

     (j) Entire Agreement. This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations, correspondence, undertakings and understandings, oral or written, relating to such subject matter.

     (k) Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Pennsylvania applicable to agreements made and to be performed entirely within the Commonwealth of Pennsylvania, without regard to the conflicts of law principles thereof.

                                        3

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                    [Signature Pages to Indemnity Agreement]

          IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first written above.

                                        THE BRICKMAN GROUP, LTD.

                                        By:   /s/ Scott Brickman
                                           ---------------------------------
                                              Name:  SCOTT BRICKMAN
                                              Title: CHIEF EXECUTIVE OFFICER

                                        BRICKMAN GROUP HOLDINGS, INC.

                                        By:   /s/ Scott Brickman
                                           ---------------------------------
                                              Name:  SCOTT BRICKMAN
                                              Title: CHIEF EXECUTIVE OFFICER

                    [Signature Pages to Indemnity Agreement]

                                        BRICKMAN INVESTORS:

                                        /s/ Theodore W. Brickman, Jr.
                                        ------------------------------------
                                        Theodore W. Brickman, Jr.

                                        /s/ Sally B. Brickman
                                        ------------------------------------
                                        Sally B. Brickman

                                        /s/ Scott W. Brickman
                                        ------------------------------------
                                        Scott W. Brickman

                                        /s/ Steven G. Brickman
                                        ------------------------------------
                                        Steven G. Brickman

                                        /s/ Susan B. McGrath
                                        ------------------------------------
                                        Susan B. McGrath

                                        /s/ Julie B. Carr
                                        ------------------------------------
                                        Julie B. Carr

                                        /s/ John King
                                        ------------------------------------
                                        John King

                                        /s/ Edward Babcock
                                        ------------------------------------
                                        Edward Babcock

                                        /s/ William Henkelman
                                        ------------------------------------
                                        William Henkelman

                                        /s/ Jeffrey Herold
                                        ------------------------------------
                                        Jeffrey Herold

                                        /s/ Bonnie Kay
                                        ------------------------------------
                                        Bonnie Kay

                                        /s/ Brian Moore
                                        ------------------------------------
                                        Brian Moore

                                        /s/ Gregory W. Wilson
                                        ------------------------------------
                                        Gregory W. Wilson


                                        CIVC PARTNERS III-B

                                        By:   /s/ Christopher J. Perry
                                           ---------------------------------
                                              Name: Christopher J. Perry
                                              Title: Partner

                                    EXHIBIT A

                                                              Shares of Series A
Stockholder                                                      Preferred Stock
-----------                                                   ------------------
Scott W. Brickman                                                        112,564

Theodore W. and Sally B. Brickman                                         57,502

Steven G. Brickman                                                        11,541

Susan B. McGrath                                                          11,541

Julie B. Carr                                                             11,541

CIVC Partners III-B, Daniel G. Helle,                                     29,561
Christopher J. Perry and Marcus D. Wedner

Gregory Wilson                                                               522

John King                                                                  8,107

Edward Babcock                                                               354

William Henkelman                                                            354

Jeffrey Herold                                                               709

Bonnie Kay                                                                   425

Brian Moore                                                                  354

Mark Hjelle                                                                  177
--------------------------------------------------------------------------------
TOTAL:                                                                   245,252